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        MANAGEMENT SERVICES AGREEMENT - AMENDMENT NO. 1

THIS AGREEMENT dated effective as of the 21st day of September, 2001


BETWEEN: SCOTT HOUGHTON, of 202 - 1201 West Pender Street, Vancouver, BC, Canada, V6E 2V2

                   (hereinafter called "Houghton")

                                                    OF THE FIRST PART

AND:               COYOTE VENTURES CORP., a company
                   incorporated under the laws of the
                   State of Nevada

                   (hereinafter called "Coyote")

                                                   OF THE SECOND PART


WHEREAS:

A. The parties entered into a Management Services Agreement dated October 1, 2000 (the "Management Services Agreement"; and

B. The parties wish to extend the term of the Management Services Agreement for six months to March 31, 2002.


NOW THEREFORE THE PARTIES HAVE AGREED and do hereby agree to amend the Management Services Agreement as follows:

1.   By deleting paragraph 3 and substituting the following:

"In consideration of Houghton providing all the Management Services and the Administrative Services to Coyote, Coyote agrees to pay to Houghton a consulting fee in the amount of $1,000.00 U.S. per month payable on the 1st day of each month (the "Consulting Fee"). Houghton agrees that payment of the Consulting Fee shall be deferred and the amount payable accrued until such time as Coyote shall have positive working capital of at least $50,000 U.S."

2. By extending the term of the Management Services Agreement six months to March 31, 2002.

3. The Management Services Agreement is deemed to have been amended as of the day and year first above written and, in all other respects, save and except as herein provided, the

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Management Services Agreement is hereby confirmed.   No
amendment or termination of this amendment shall be valid unless it is in writing and executed by both parties.

4. This Agreement may be executed in counterparts which together shall form one and the same instrument.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.


SIGNED SEALED AND DELIVERED
by SCOTT HOUGHTON in the presence of


/S/ John Manker                              /S/ Scott Houghton
------------------------------               -------------------------------
Signature of Witness                         SCOTT HOUGHTON

John Manker
------------------------------
Name of Witness

2270 Wesbrook Mall, Vancouver, B.C.
------------------------------
Address of Witness



COYOTE VENTURES CORP.
by its authorized signatory

/S/ Scott Houghton
------------------------------
Signature of Authorized Signatory

Scott Houghton
------------------------------
Name of Authorized Signatory

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